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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 28, 2000
                         ------------------------------
                        (Date of earliest event reported)

                                 EDO Corporation
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             (Exact name of registrant as specified in its charter)

          New York                     1-3985                  11-0707740
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
(State or other jurisdiction       (Commission File       (I.R.S. Employer
of incorporation)                   Number)               Identification No.)
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            60 East 42nd Street, Suite 5010, New York, New York 10165
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               (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                 (212) 716-2000
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Item 2.  Acquisition or Disposition of Assets.

        On April 28, 2000, pursuant to an Amended and Restated Agreement and
Plan of Merger dated as of January 2, 2000 (the "Merger Agreement") among EDO
Corporation, a New York corporation ("EDO"), EDO Acquisition III Corporation, a
Delaware corporation and a wholly owned subsidiary of EDO ("Merger Sub"), and AIL Technologies Inc., a Delaware corporation ("AIL"), AIL merged with and into Merger Sub, causing AIL to become a wholly owned subsidiary of EDO (the
"Merger"). In connection with the Merger, each outstanding share of AIL common stock (other than shares owned by EDO or held in AIL's treasury, which were canceled and retired without any conversion therefor) was converted into the right to receive 1.3296 EDO common shares and cash in lieu of any fractional EDO common shares.

        The terms of the Merger were described in the Joint Proxy
Statement/Prospectus of EDO dated March 23, 2000, which was included in EDO's
Registration Statement (the "Registration Statement") on Form S-4 (No.
333-33080). Also, a copy of the Merger Agreement was included as Exhibit 2.1 to the Registration Statement and is incorporated herein by reference.

        Immediately prior to the Merger, EDO purchased 754,598 shares of AIL common stock and 5,873 shares of AIL preferred stock from Defense Systems
Holding Co. for an aggregate purchase price in the amount of $11,438,160 and 225,000 shares of AIL common stock directly from some members of AIL's senior management for an aggregate purchase price in the amount of $ 1,869,750. The terms of the Management Stock Purchase Agreement and the Amended and Restated
Stock Purchase Agreement were described in the Registration Statement on. Also, a copy of the Management Stock Purchase Agreement and of the Amended and Restated Stock Purchase Agreement were included as Exhibit 2(b) and Exhibit
2(c), respectively, to the EDO Annual Report on Form 10-K for the Year Ended
December 31, 1999 and are incorporated herein by reference.

        Copies of joint press releases announcing the results of the shareholder votes and the completion of the merger are filed as exhibits hereto and are incorporated herein by reference.

        EDO manufactures and designs advanced electronic and mechanical systems and engineered materials for domestic and international defense and industrial markets products.

        AIL manufactures and integrates high-technology electronic space, antenna and environmental products for defense and commercial applications in domestic and



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international markets.

Item 7.     Financial Statements and Exhibits.

(a) Financial Statements of AIL required pursuant to Rule 3-05 of Regulation S-X were previously reported in the Registration Statement and are incorporated herein by reference. Also, the consent of Ernst & Young LLP was previously given in the Registration Statement and is incorporated herein by reference.

(b) The unaudited pro forma combined balance sheet as of December 31, 1999 and the unaudited pro forma combined statements of earnings for the year ended
December 31, 1999 were previously reported in the Registration Statement and are incorporated herein by reference.

(c) Exhibits.

2.1 Amended and Restated Agreement and Plan of Merger, dated as of January 2, 2000, among EDO Corporation, EDO Acquisition III
            Corporation and AIL Technologies Inc. (incorporated by reference to
            Exhibit 2.1 of EDO's Registration Statement on Form S-4 (No.
            333-33080) filed on March 22, 2000).

2.2 Management Stock Purchase Agreement, dated as of January 2, 2000, among EDO Corporation and certain members of the management of AIL
            Technologies Inc. (incorporated by reference to Exhibit 2(b) of the EDO Annual Report on Form 10-K for the Year Ended December 31, 1999, filed on March 1, 2000).

2.3         Amended and Restated Stock Purchase Agreement, dated as of January
            2, 2000, among EDO Corporation and Defense Systems Holding Co.
            (incorporated by reference to Exhibit 2(c) of the EDO Annual Report on Form 10-K for the Year Ended December 31, 1999, filed on March 1,
            2000).

23.2 Consent of Ernst & Young LLP, Independent Auditors (incorporated by reference to Exhibit 23.2 of EDO's Registration Statement on Form
            S-4 (No. 333-33080) filed on March 22, 2000).

99.1        Joint Press Release, dated April 27, 2000.

99.2        Joint Press Release, dated April 28, 2000.

99.3        Joint Press Release, dated May 1, 2000.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EDO CORPORATION
                                        (Registrant)

                                        /s/ Darrell L. Reed
                                        ---------------------------------------
                                        Darrell L. Reed
                                        Vice President & Chief Financial Officer

Date: May 12, 2000



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                                  EXHIBIT INDEX

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
Exhibit
Number         Exhibit
------         -------
2.1         Amended and Restated Agreement and Plan of Merger, dated as of
            January 2, 2000, among EDO Corporation, EDO Acquisition III
            Corporation and AIL Technologies Inc. (incorporated by reference to
            Exhibit 2.1 of EDO's Registration Statement on Form S-4 (No.
            333-33080) filed on March 22, 2000).

2.2 Management Stock Purchase Agreement, dated as of January 2, 2000, among EDO Corporation and certain members of the management of AIL
            Technologies Inc. (incorporated by reference to Exhibit 2 (b) of the
            EDO Annual Report on Form 10-K for the Year Ended December 31, 1999, filed on March 1, 2000).

2.3         Amended and Restated Stock Purchase Agreement, dated as of January
            2, 2000, among EDO Corporation and Defense Systems Holding Co.
            (incorporated by reference to Exhibit 2 (c) of the EDO Annual Report on Form 10-K for the Year Ended December 31, 1999, filed on March
            1, 2000).

23.2 Consent of Ernst & Young LLP, Independent Auditors (incorporated by reference to Exhibit 23.2 of EDO's Registration Statement on Form
            S-4 (No. 333-33080) filed on March 22, 2000).

99.1        Joint Press Release, dated April 27, 2000.

99.2        Joint Press Release, dated April 28, 2000.

99.3        Joint Press Release, dated May 1, 2000.
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